SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

(Date of earliest event reported): September 15, 2006

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EDGETECH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-49721	65-0181535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 North Federal Highway, Suite 302, Pompano Beach, Florida 33062

(Address of principal executive offices, including zip code)

(866) 439-3343

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On September 15, 2006, the Registrant’s wholly-owned subsidiary, EGTH, Inc. (EGTH, Inc. and the Registrant are collectively referred to herein as the “Registrant”) and Datawind Net Access Corporation (“Datawind”) entered into a Third Amendment (the “Third Amendment”) to a previously executed Binding Letter Agreement, as amended (the “Agreement”) between such parties.

The Agreement provides, generally, for the Registrant to have exclusive distribution rights to the PocketSurfer, a handheld wireless internet access device, in five vertical markets, virtually worldwide: (i) fantasy sports and sports book; (ii) online poker; (iii) music, movies and television; (iv) adult markets; and (v) financial services markets. The Agreement also provides, generally: (a) for an aggregate of $400,000 to be paid to Datawind (of which $250,000 was paid prior to the Second Amendment) to maintain exclusivity in vertical markets (iv) and (v); (b) for certain monthly subscriber fees to be paid to Datawind; and (c) for certain minimum subscriber thresholds to be met by the Registrant on an annual basis in each of the five vertical markets, commencing with the year ending December 31, 2006, in order to maintain exclusivity in such vertical markets.

The Third Amendment provides, generally, for the Agreement to be further amended as follows: that the Registrant open a $1,000,000 letter of credit in favor of Datawind for the purchase by the Registrant of PocketSurfer devices by October 2, 2006, which will be deemed to satisfy for the period ending December 31, 2006 all subscriber performance criteria for the five exclusive vertical markets previously provided for in the Agreement.

A Second Amendment (“Second Amendment”) to the Agreement dated July 18, 2006, discussed in and filed as an exhibit to Form 8-K filed on July 24, 2006, provided for such letter of credit to be opened by September 15, 2006.

The Third Amendment otherwise reiterates certain other provisions set forth in the Second Amendment which, generally, are as follows:

1.

confirms that a final payment of $100,000 concerning vertical markets (iv) and (v) is due on October 10, 2006 (a $50,000 payment due on September 15, 2006 was timely made); and

2.

provides that if the Registrant does not timely satisfy the letter of credit and final payment provisions discussed above, that it will automatically and without further notice lose its distribution rights to vertical markets (iv) and (v) referenced above.

In the event the letter of credit is not timely opened, it is anticipated as a practical matter that the Registrant may not be able to satisfy its then applicable subscriber performance criteria for the period ending December 31, 2006 and would therefore lose its exclusivity to (but still be able to market and distribute within) vertical markets (i) - (iii) above.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements - Not Applicable

(b)

Pro-forma financial information - Not Applicable

(c)

Shell company transaction - Not Applicable

(d)

Exhibits

Exhibit No.	Description
10.11	Third Amendment to Binding Letter Agreement dated September 15, 2006 by and between the Registrant and Datawind

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGETECH INTERNATIONAL, INC.
By:	/s/ LEV PARNAS
Lev Parnas, Chief Executive Officer

Dated: September 21, 2006

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